                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

--------------------------------------------------------------------------------
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
--------------------------------------------------------------------------------

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RESTORATION HARDWARE, INC.
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

        (1) Title of each class of securities to which transaction applies:

                                       N/A
--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

                                       N/A
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

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

                                       N/A
--------------------------------------------------------------------------------

        (5) Total fee paid:

                                       N/A
--------------------------------------------------------------------------------

        [ ] Fee paid previously with preliminary materials:


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        [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

                                       N/A
--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement no.:

                                       N/A
--------------------------------------------------------------------------------

        (3) Filing Party:

                                       N/A
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        (4) Date Filed:

                                       N/A
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

                       [Restoration Hardware, Inc. logo]

                               September 4, 2001

TO THE STOCKHOLDERS OF RESTORATION HARDWARE, INC.:

     You are cordially invited to attend the special meeting of the stockholders of Restoration Hardware, Inc. on October 10, 2001, at 1:00 p.m. (local time) at our principal executive offices located at 15 Koch Road, Suite J, Corte Madera, California 94925.

     At the special meeting, you will be asked to do the following:

     1. Approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 60,000,000 shares, so that the total authorized number of shares of our capital stock will be increased from 45,000,000 shares to 65,000,000 shares, of which 60,000,000 shares will be common stock and 5,000,000 shares will be preferred stock; and

     2. Transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     You do not need to attend the special meeting. Whether or not you attend, after reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the special meeting, please notify the inspector of elections at the meeting if you wish to vote in person and your proxy will not be voted.

                                          Sincerely yours,

                                          Gary G. Friedman
                                          Chief Executive Officer

                           RESTORATION HARDWARE, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 10, 2001

TO THE STOCKHOLDERS OF RESTORATION HARDWARE, INC.:

     NOTICE IS HEREBY GIVEN that the special meeting of the stockholders of Restoration Hardware, Inc., a Delaware corporation, will be held on October 10, 2001, at 1:00 p.m. (local time) at our principal executive offices located at 15 Koch Road, Suite J, Corte Madera, California 94925, for the following purposes, as more fully described in the proxy statement accompanying this notice:

     1. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 60,000,000 shares, so that the total authorized number of shares of our capital stock will be increased from 45,000,000 shares to 65,000,000 shares, of which 60,000,000 shares will be common stock and 5,000,0000 shares will be preferred stock; and

     2. To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on August 17, 2001, are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. The stock transfer books of the company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices.

     All stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend, please read the accompanying proxy statement carefully and in its entirety, and then complete, sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be completed, signed and returned to ensure that all your shares will be voted. If you submit your proxy and then decide to attend the special meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement.

                                          Sincerely,

                                          Gary G. Friedman
                                          Chief Executive Officer

Corte Madera, California

September 4, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO
  BE HELD ON OCTOBER 10, 2001...............................    1
  General...................................................    1
  Purpose of the Special Meeting............................    1
  Record Date...............................................    1
  Revocability of Proxies...................................    1
  Interest of Certain Persons in Matters to be Acted Upon...    1
  Voting Rights of Stockholders.............................    2
  Security Ownership of Certain Beneficial Owners and
     Management.............................................    3
  Required Vote for Approval................................    5
  Quorum, Abstentions, Broker "Non-Votes"...................    6
  Cost of Solicitation......................................    6
  Deadline for Receipt of Stockholder Proposals.............    6
MATTERS TO BE CONSIDERED AT SPECIAL MEETING: PROPOSAL TO
  APPROVE AN AMENDMENT TO SECOND AMENDED AND RESTATED
  CERTIFICATE OF INCORPORATION..............................    7
  General...................................................    7
  Purposes and Effects of the Increase in the Authorized
     Number of Shares of Capital Stock......................    7
  Provisions with Potential Anti-Takeover Effect............    8
  Vote Required.............................................    9
  Recommendation of the Board of Directors..................    9
FINANCIAL AND OTHER INFORMATION.............................    9
OTHER MATTERS...............................................   10

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 10, 2001

GENERAL

     This proxy statement and the enclosed proxy card are being delivered to you on or about September 4, 2001 in connection with the solicitation by the board of directors of Restoration Hardware, Inc., a Delaware corporation, of proxies for the special meeting of the stockholders to be held on October 10, 2001 at 1:00 p.m. (local time). The special meeting will be held at our principal executive offices located at 15 Koch Road, Corte Madera, California 94925. Our telephone number at that address is (415) 924-1005.

     All materials filed by us with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

PURPOSE OF THE SPECIAL MEETING

     The specific proposal to be considered and acted upon at the special meeting is summarized in the preceding notice of special meeting of stockholders. This proposal is described in more detail in a subsequent section of this proxy statement.

RECORD DATE

     The close of business on August 17, 2001 has been fixed as the record date for determining the holders of shares of our common stock and Series A preferred stock entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

REVOCABILITY OF PROXIES

     Your proxy may be revoked by you at any time before it is voted by: (1) sending written notice of revocation to our Assistant Secretary at the address of our principal executive offices; (2) executing and delivering a proxy card bearing a later date to our Assistant Secretary; or (3) attending the special meeting and voting in person. If your shares are held in "street name," you should follow the directions provided by your broker regarding how to revoke the proxy. Attendance at the special meeting will not in and of itself constitute a revocation of the proxy if you have previously executed and delivered a valid proxy.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     On March 22, 2001, we sold to several investors, including Palladin Capital IX, LLC, Reservoir Capital Partners, L.P., several of Reservoir's affiliates, Glenhill Capital LP and Gary G. Friedman, an aggregate of 6,820 shares of Series A preferred stock and 8,180 shares of Series B preferred stock, each at $1,000 per share. In connection with this preferred stock financing, we agreed with these preferred stock investors to reserve 14,018,500 shares of our common stock for the future issuance of our common stock upon the conversion of the Series A preferred stock into our common stock. At the annual meeting of our stockholders on July 11, 2001, our stockholders approved the weighted average anti-dilution feature of our Series A preferred stock and the conversion feature of our Series B preferred stock and, as a result, our Series B preferred stock automatically converted into our Series A preferred stock on a 1:1 basis.

     On May 17, 2001, we sold to several different investors an aggregate of 4,515,762 shares of common stock, each at $5.43 per share. In connection with the common stock financing, we separately entered into a Consent and Waiver Regarding Additional Financing (previously filed with the SEC as Exhibit 10.2 to our Form 8-K on May 23, 2001) pursuant to which the investors in the Series A and Series B preferred stock financing consented to our decrease in the number of shares of common stock reserved for future issuances upon conversion of our Series A preferred stock into our common stock from 14,018,500 shares of common stock to 8,000,000 shares of common stock. This reduction in reserves was required so that we had a sufficient number of shares of common stock available for issuance in connection with the common stock financing. In the Consent and Waiver Regarding Additional Financing, we agreed for the benefit of all of the preferred stock investors to accelerate the date by which we will effect a registration on Form S-3 (or its equivalent) to the later of (i) such time as Form S-3 (or its equivalent) becomes available for use in a registered offering by us and (ii) October 1, 2001. Finally, we agreed for the benefit of all of the preferred stock investors to cause (i) an increase in the total number of shares of common stock authorized under our Second Amended and Restated Certificate of Incorporation from 40,000,000 shares of common stock to 50,000,000 shares of common stock as soon as practicable, but in any event by November 13, 2001, and
(ii) the reestablishment of a reserve of shares of our common stock to 14,018,500 shares as soon as practicable, but in any event by November 18, 2001.

     Mr. Friedman holds 1,000 shares of our Series A preferred stock and 1,771,429 shares of our common stock. As a holder of Series A preferred stock, Mr. Friedman benefits from the approval being sought by this proxy statement. As a holder of common stock and Series A preferred stock, Mr. Friedman will be entitled to vote on all of the proposals included in this proxy statement.

     Mark Schwartz, a member of our board of directors, is the President and Chief Executive Officer of Palladin Capital Group, Inc., which is an affiliate of Palladin Capital IX, LLC, a holder of our Series A preferred stock. As a holder of Series A preferred stock, Palladin Capital IX, LLC benefits from the approval being sought by this proxy statement and is entitled to vote on all of the proposals included in this proxy statement. Mr. Schwartz disclaims beneficial ownership of the securities held by Palladin, except to the extent of his pecuniary interest in Palladin.

     Glenn Krevlin, a member of our board of directors, is a General Partner of Glenhill Capital LP, which is a holder of our Series A preferred stock. As a holder of Series A preferred stock, Glenhill Capital LP benefits from the approval being sought by this proxy statement and is entitled to vote on all of the proposals included in this proxy statement. Mr. Krevlin disclaims beneficial ownership of the securities held by Glenhill, except to the extent of his pecuniary interest in Glenhill.

VOTING RIGHTS OF STOCKHOLDERS

     As of the close of business on the record date, 23,805,065 shares of our common stock, held by 162 record holders, and 15,000 shares of our Series A preferred stock, held by 16 record holders, were outstanding and entitled to vote on all proposals presented at the special meeting and no shares of our Series B preferred stock were outstanding. A majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the special meeting.

     Each share of our common stock outstanding on the record date is entitled to one vote on all matters to come before the special meeting. Each share of our Series A preferred stock outstanding on the record date is entitled to 500 votes on all matters to come before the special meeting. An automated system administered by our transfer agent, Corporate Investor Communications, will tabulate the votes cast by proxy. Cindy Love, our Vice President of Finance, will act as the inspector of elections for the special meeting and will tabulate the votes cast in person at the meeting.

     If you are unable to attend the special meeting, you may vote by proxy. When your proxy card is returned properly completed, it will be voted as directed by you on the proxy card. You are urged to properly complete, sign and return the enclosed proxy card. If a proxy card is signed and returned but does not contain voting instructions, in the absence of contrary instructions, the shares represented by the proxy will be voted "FOR" the proposals to be presented at the special meeting, including the approval and adoption of the amendment to our certificate of incorporation and any proposal to postpone or adjourn the meeting proposed by us at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of each class of our voting securities as of July 16, 2001, by (i) all persons who are beneficial owners of 5% or more of that class, (ii) each director, (iii) our chief executive officer and each of our three most highly compensated executive officers (other than our chief executive officer) as of the last date of our last fiscal year, February 3, 2001, (iv) our new chief executive officer and our new chief operating officer, and (v) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the principal address of each of the stockholders listed below is c/o Restoration Hardware, Inc., 15 Koch Road, Suite J, Corte Madera, California 94925.

                                                                                        PERCENTAGE OF
                                                           SHARES BENEFICIALLY         CLASS OF SHARES
                    BENEFICIAL OWNER                              OWNED             BENEFICIALLY OWNED(1)
                    ----------------                       -------------------      ---------------------
                SERIES A PREFERRED STOCK
Palladin Capital IX, LLC.................................           6,150                   41.0%
  1 Rockefeller Plaza, 10th Floor
  New York, NY 10020
Glenhill Capital LP......................................           3,000                   20.0%
  650 Madison Avenue
  New York, NY 10022
Reservoir Capital Partners, L.P. and affiliates(2).......           3,000                   20.0%
  650 Madison Avenue
  New York, NY 10022
Mark J. Schwartz(3)......................................           6,150                   41.0%
Glenn J. Krevlin(4)......................................           3,000                   20.0%
Gary G. Friedman(5)......................................           1,250                    8.3%
All directors and executive officers as a group (12
  persons)(6)............................................          10,400                   69.3%

                      COMMON STOCK
Palladin Capital IX, LLC(7)..............................       3,075,000                   11.4%
  1 Rockefeller Plaza, 10th Floor
  New York, NY 10020
Mark J. Schwartz(8)......................................       3,075,000                   11.4%
Stephen J. Gordon(9).....................................       3,053,208                   12.8%
Brown Capital Management, Inc............................       2,542,700                   10.7%
  1201 N. Calvert Street
  Baltimore, MD 21201
FMR Corp.(10)............................................       2,424,300                   10.2%
  82 Devonshire Street
  Boston, MA 02109
Fidelity Capital Trust: Fidelity Small Cap Selector......       2,024,200                    8.5%
  82 Devonshire Street
  Boston, MA 02109
Gary G. Friedman(11).....................................       2,396,429                    9.8%
Weston Presidio Capital II LP............................       1,577,681                    6.6%
  One Federal Street, 21st Floor
  Boston, MA 02181-2204
Glenhill Capital LP(12)..................................       1,500,000                    5.9%
  650 Madison Avenue
  New York, NY 10022
Glenn J. Krevlin(13).....................................       1,500,000                    5.9%
Reservoir Capital Partners, L.P. and affiliates(14)......       1,500,000                    5.9%
  650 Madison Avenue
  New York, NY 10022
J.P. Morgan Partners SAIC LLC............................       1,430,030                    6.0%

                                                                                        PERCENTAGE OF
                                                           SHARES BENEFICIALLY         CLASS OF SHARES
                    BENEFICIAL OWNER                              OWNED             BENEFICIALLY OWNED(1)
                    ----------------                       -------------------      ---------------------
Thomas Christopher(15)...................................         669,051                    2.8%
Marshall B. Payne(16)....................................         573,286                    2.4%
Raymond C. Hemmig(17)....................................         235,147                    1.0%
Robert E. Camp(18).......................................          85,296                      *
Damon H. Ball(19)........................................          77,611                      *
Walter Parks(20).........................................          40,495                      *
Cornelia S. Hunter.......................................           3,500                      *
Tom Bazzone(21)..........................................           1,650                      *
                                                               ----------                   ----
All directors and executive officers as a group (12
  persons)(22)...........................................      11,710,673                   39.9%

---------------
  *  Less than one percent of our outstanding securities.

 (1) The percentage of class beneficially owned, with respect to our Series A preferred stock, is based on a total of 15,000 shares of our Series A preferred stock outstanding as of July 16, 2001, and, with respect to our common stock, is based on a total of 23,801,535 shares of our common stock outstanding as of July 16, 2001. Shares of our common stock subject to stock options which are currently exercisable or will become exercisable within 60 days of July 16, 2001 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group. Shares of our Series A preferred stock which are convertible into shares of our common stock on a 500-to-1 basis at any time at the option of the holder are deemed outstanding for computing the percentage of the person or group holding such securities, but are not deemed outstanding for computing the percentage of any other person or group.

 (2) Represents 2,563 shares of Series A preferred stock held by Reservoir Capital Partners, L.P., six shares of Series A preferred stock held by Reservoir Capital Associates, L.P. and 431 shares of Series A preferred stock held by Reservoir Capital Master Fund, L.P. Reservoir Capital Partners, L.P., Reservoir Capital Associates, L.P. and Reservoir Capital Master Fund, L.P. are affiliated because each has Reservoir Capital Group, LLC as its general partner.

 (3) Represents 6,150 shares of Series A preferred stock held in the name of Palladin Capital IX, LLC. Mr. Schwartz is the President and Chief Executive Officer of Palladin Capital Group, Inc., an affiliate of Palladin Capital IX, LLC, and he disclaims beneficial ownership of the securities held by Palladin, except to the extent of his pecuniary interest in Palladin.

 (4) Represents 3,000 shares of Series A preferred stock held in the name of Glenhill Capital LP. Mr. Krevlin is a General Partner of Glenhill Capital LP and he disclaims beneficial ownership of the securities held by Glenhill, except to the extent of his pecuniary interest in Glenhill.

 (5) Includes 250 shares of Series A preferred stock held by Kendal A. Friedman, the spouse of Mr. Friedman, of which Mr. Friedman disclaims beneficial ownership.

 (6) Includes shares held in the name of or represented by Mark J. Schwartz, Glenn J. Krevlin and Gary G. Friedman. Stephen J. Gordon, Thomas Christopher, Marshall B. Payne, Raymond C. Hemmig, Robert E. Camp, Damon H. Ball, Walter Parks, Cornelia S. Hunter and Tom Bazzone do not beneficially own any shares of Series A preferred stock.

 (7) Represents 6,150 shares of Series A preferred stock which are convertible on a 500-to-1 basis at any time at the option of the holder into 3,075,000 shares of common stock.

 (8) Represents 6,150 shares of Series A preferred stock held in the name of Palladin Capital IX, LLC which are convertible on a 500-to-1 basis at any time at the option of the holder into 3,075,000 shares of common stock. Mr. Schwartz disclaims beneficial ownership of the securities held by Palladin, except to the extent of his pecuniary interest in Palladin.

 (9) Includes 95,900 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Stephen J. Gordon, 103,541 shares of common stock held by the Christine B. Gordon 1998

     Qualified Grantor Retained Annuity Trust, of which Christine B. Gordon, the spouse of Stephen J. Gordon, is the sole trustee, 30,505 shares held by the Christine B. Gordon Trust, of which Christine B. Gordon is the sole trustee, 103,541 shares held by the Stephen J. Gordon 1998 Qualified Grantor Retained Annuity Trust, of which Stephen J. Gordon is the sole trustee.

(10) Includes 2,424,300 shares of common stock of which Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, including Fidelity Small Cap Selector.

(11) Includes 1,250 shares of Series A preferred stock which are convertible on a 500-to-1 basis at any time at the option of the holder into 625,000 shares of common stock.

(12) Represents 3,000 shares of Series A preferred stock which are convertible on a 500-to-1 basis at any time at the option of the holder into 1,500,000 shares of common stock.

(13) Represents 3,000 shares of Series A preferred stock held by Glenhill Capital LP which are convertible on a 500-to-1 basis at any time at the option of the holder into 1,500,000 shares of common stock. Mr. Krevlin disclaims beneficial ownership of the securities held by Glenhill, except to the extent of his pecuniary interest in Glenhill.

(14) Represents 3,000 shares of Series A preferred stock which are convertible on a 500-to-1 basis at any time at the option of the holder into 1,500,000 shares of common stock.

(15) Includes 470,048 shares of common stock held by Thomas A. Christopher and Barbara Christopher, the spouse of Mr. Christopher, 98,189 shares of common stock held by the Barbara Christopher 1997 Qualified Grantor Retained Annuity Trust, of which Mrs. Christopher is the sole trustee, 2,625 shares held directly by Mrs. Christopher and 98,189 shares of common stock held by the Thomas A. Christopher 1997 Qualified Grantor Annuity Trust, of which Mr. Christopher is the sole trustee.

(16) Includes 56,111 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Mr. Payne.

(17) Includes 56,437 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Mr. Hemmig.

(18) Includes 56,437 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Mr. Camp.

(19) Includes 74,611 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Mr. Ball. Pursuant to an agreement between Mr. Ball and Desai Funds, Desai Funds is the beneficial owner of 21,000 shares of these 74,611 shares of common stock subject to options exercisable within 60 days of July 16, 2001 and Mr. Ball disclaims beneficial ownership of such 21,000 shares.

(20) Includes 39,995 shares of common stock subject to options exercisable within 60 days of July 16, 2001 held by Mr. Parks.

(21) Includes 500 shares of common stock held by Mr. Bazzone and Jill Bazzone, the spouse of Mr. Bazzone, and 450 shares of common stock held by Ms. Bazzone.

(22) Includes shares held in the name of or represented by Mark J. Schwartz, Stephen J. Gordon, Gary G. Friedman, Glenn J. Krevlin, Thomas Christopher, Marshall B. Payne, Raymond C. Hemmig, Robert E. Camp, Damon H. Ball, Walter Parks, Cornelia S. Hunter and Tom Bazzone.

REQUIRED VOTE FOR APPROVAL

     The proposal to approve the amendment of our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock will require the affirmative vote of both a majority of the votes attached to our common stock, voting as a separate class, and a majority of the votes attached to our common stock and Series A preferred stock, voting together, in each case present in person or represented by proxy and entitled to vote at the special meeting. All of the holders of our common stock and

Series A preferred stock are entitled to vote this proposal under the General Corporation Law of the State of Delaware.

QUORUM, ABSTENTIONS, BROKER "NON-VOTES"

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the special meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholders' approval of that matter has been obtained. As a result, with respect to this proposal to approve an amendment of our Second Amended and Restated Certificate of Incorporation which requires the affirmative vote of both a majority of the votes attached to our common stock, voting as a separate class, and a majority of the votes attached to our common stock and Series A preferred stock, voting together, in each case present in person or represented by proxy and entitled to vote, broker "non-votes" are not included in the tabulation of the voting results on this proposed amendment and have no effect. Because abstentions will be included in the tabulations of the shares of our common stock and Series A preferred stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as votes against this proposed amendment.

COST OF SOLICITATION

     We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to the stockholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the proxy solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the proxy solicitation materials to such beneficial owners. We may supplement the original solicitation of proxies by mail or by solicitation by telephone, telegram or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. We have also retained the services of Georgeson Shareholder to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. We estimate that we will pay a fee not to exceed $6,000 for its services and will reimburse them for certain out-of-pocket expenses that are usual and proper.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

     For stockholder proposals to be considered properly brought before an annual meeting, the stockholder must have given timely notice thereof in writing to our Assistant Secretary. To be timely for the 2002 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Assistant Secretary at our principal executive offices no later than February 26, 2002. A stockholder's notice must accompany any stockholder proposal and shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of our voting securities which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

  Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at our 2002 annual meeting of the stockholders must be received by our Assistant Secretary at the address of our principal executive offices no later than February 11, 2002 in order to be considered for inclusion in our proxy materials for that meeting.

  Discretionary Authority

     In addition, the proxy solicited by our board of directors for the 2002 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposals no later than April 27, 2002.

                  MATTERS TO BE CONSIDERED AT SPECIAL MEETING

             PROPOSAL TO APPROVE AN AMENDMENT TO SECOND AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION

GENERAL

     Our stockholders are being asked to act upon a proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 60,000,000 shares, so that the total number of shares of our capital stock which we are authorized to issue will be increased from 45,000,000 shares to 65,000,000 shares, of which 60,000,000 shares will be common stock, par value $0.0001 per share, and 5,000,000 shares will be preferred stock, par value $0.0001 per share. On July 11, 2001, the board of directors approved an amendment to our Second Amended and Restated Certificate of Incorporation, subject to stockholder approval, to increase the authorized number of shares of our capital stock from 45,000,000 shares to 65,000,000 shares, of which 60,000,000 shares will be common stock, and 5,000,000 shares will be preferred stock. The board has directed that this proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation be submitted to our stockholders for consideration and action.

     The text of the proposed amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our capital stock as described in this proposal is set forth in Annex A attached to this proxy statement and is incorporated by reference herein.

     If the amendment to our Second Amended and Restated Certificate of Incorporation is approved by the stockholders, we will promptly file a Certificate of Amendment of our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the increase in authorized shares. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

PURPOSES AND EFFECTS OF THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK

     The amendment to our Second Amended and Restated Certificate of Incorporation described in this proposal will increase the number of shares of our common stock that we are authorized to issue from 40,000,000 to 60,000,000 shares. Each additional share of our common stock authorized by the amendment to our Second Amended and Restated Certificate of Incorporation will have the same rights and privileges as each share of common stock currently authorized or outstanding. No further action or authorization by the stockholders will be necessary prior to the issuance of additional shares unless applicable laws or regulations, or our Second Amended and Restated Certificate of Incorporation or any certificate of designation, require such action or authorization.

     As discussed above in the section entitled "Interest of Certain Persons in Matters to be Acted Upon," we are obligated to (1) increase the total number of shares of common stock authorized under our Second Amended and Restated Certificate of Incorporation from 40,000,000 to 50,000,000 and (2) increase the number of shares of common stock reserved for issuance upon the conversion of the Series A preferred stock into common stock by 6,018,500 shares of common stock (from 8,000,000 shares of common stock to 14,018,500 shares of common stock) by November 18, 2001. Your approval of this proposed amendment will enable us to meet these obligations.

     After we reestablish the reserve for the conversion of the Series A preferred stock into common stock, 13,981,500 additional shares of common stock will be authorized and available for possible issuance from time to time in connection with our future transactions. We believe that the availability of these additional shares of common stock will provide us with the flexibility to meet our present and future business needs as they arise, to take advantage of favorable business opportunities and to respond to a changing corporate environment. We could use these additional shares in order to effect a variety of transactions, including, without limitation, financings, corporate mergers or acquisitions, an increase in the number of shares reserved under our stock incentive plan, stock dividends, stock splits or other corporate purposes. At present, we have no specific plans, agreements or understandings to undertake any of these actions that require the authorization of these additional shares of capital stock.

     The availability for issuance of additional shares of our common stock could, under certain circumstances, also enable the board to render more difficult or discourage an attempt to obtain control of our company. For example, the issuance of shares in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of us. However, we are not seeking your approval of the amendment in response to any effort to accumulate our company's stock or to obtain control of the company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this proxy statement, we are not aware of any pending or threatened efforts to obtain control of us. In addition, this proposed amendment to our Second Amended and Restated Certificate of Incorporation is not part of any plan by management to recommend a series of similar amendments to the board of directors and the stockholders.

     Stockholders should note that disadvantages may result from the adoption of this proposed amendment to our Second Amended and Restated Certificate of Incorporation. After this proposed amendment is effected, there will be a greater number of shares of our common stock available for issuance by us, and stockholders could therefore experience a significant reduction in their stockholders' interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued.

     If you do not approve this proposed amendment to increase the number of shares of our common stock, we will fail to meet the November 13, 2001 deadline specified in the Consent and Waiver Regarding Additional Financing to reestablish the number of reserved shares of common stock to 14,018,500 shares of common stock. We expect that we would continue to seek your approval for an increase in the number of authorized shares of our common stock by the same or any lesser or greater amount in the future. In addition, the holders of the Series A preferred stock may choose to take action to enforce the Consent and Waiver Regarding Additional Financing. There can be no assurance of the exact consequences of our failure to obtain your approval of this proposed amendment to increase the number of authorized shares of our common stock or the exact consequences of any such enforcement action.

PROVISIONS WITH POTENTIAL ANTI-TAKEOVER EFFECT

     Although this proposed amendment is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of the provisions of our Amended and Restated Bylaws and Second Amended and Restated Certificate of Incorporation that could have an anti-takeover effect. The laws of the State of Delaware contain additional provisions that also may have the effect of delaying, deterring or preventing a change in control of our company. These provisions are described below.

     Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws contain provisions that may have the effect of delaying, deterring or preventing a change in control of our company, including: (i) the requirement that special meetings of stockholders may only be called by the board of directors; (ii) a prohibition against the use of written consents of stockholders in lieu of a meeting; (iii) the requirement of advance notice and certain information for stockholder nominations of directors; (iv) the requirement for supermajority vote for the stockholders to remove any director for cause; (v) staggered terms of office for directors; (vi) the requirement that vacancies on the board of directors be filled only by the remaining directors; (vii) the requirement for a supermajority vote to approve certain amendments to the Second Amended and Restated Certificate of Incorporation;
(viii) the requirement for a supermajority vote for the stockholders to amend the Amended and Restated Bylaws; (ix) the ability of the board of directors under the Second Amended and Restated Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock, in one or more series, having such preferences, limitations and relative rights as are determined by the board of directors; (x) the requirement for a supermajority vote for approval and authorization of any Business Combination (as defined in Delaware General Corporation Law Section 203); (xi) the requirement for a supermajority vote for approval by Series A preferred stockholders of certain corporate transactions, including, but not limited to, any proposed merger or sale of all or substantially all of our company's assets; and (xii) provisions regarding certain corporate transactions, including, but not limited to, any proposed merger or sale of all or substantially all of our company's assets, constituting liquidations requiring the payment of liquidation payments to our stockholders.

VOTE REQUIRED

     The affirmative vote of both a majority of the votes attached to our common stock, voting as a separate class, and a majority of the votes attached to our common stock and Series A preferred stock, voting together, in each case present in person or represented by proxy and entitled to vote at the special meeting, is required to approve the proposed amendment to the Second Amended and Restated Certificate of Incorporation described in this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR CAPITAL STOCK AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO SO AMEND OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR CAPITAL STOCK.

                        FINANCIAL AND OTHER INFORMATION

     We filed an annual report on Form 10-K for the fiscal year ended February 3, 2001 with the Securities and Exchange Commission on May 4, 2001 and a quarterly report on Form 10-Q for the fiscal quarter ended May 5, 2001 with the Securities and Exchange Commission on June 19, 2001. Stockholders may obtain copies of the annual report on Form 10-K and the quarterly report on Form 10-Q, without charge, by writing to our Assistant Secretary at our principal executive offices located at 15 Koch Road, Suite J, Corte Madera, California 94925.

     All other materials filed by us with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

                                 OTHER MATTERS

     We know of no other matters that will be presented for consideration at the special meeting. If any other matters properly come before the special meeting, it is the intention of the proxyholders to vote the shares they represent as our board of directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card. It is important that you return your proxy card promptly and that your shares be represented. You are urged to mark, date, sign and return the enclosed proxy card in the accompanying reply envelope.

                                          THE BOARD OF DIRECTORS OF
                                          RESTORATION HARDWARE, INC.

Dated: September 4, 2001

                                                                         ANNEX A

                          CERTIFICATE OF AMENDMENT OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           RESTORATION HARDWARE, INC.

     Restoration Hardware, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That by a unanimous written consent of the Board of Directors of Restoration Hardware, Inc., at a meeting of the Board of Directors of Restoration Hardware, Inc. duly held on July 11, 2001, resolutions were duly adopted setting forth a proposed amendment of the Second Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Second Amended and Restated Certificate of Incorporation of this corporation be, and it hereby is, amended to restate
     Article IV to read in full as follows:

             "The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is Sixty-Five Million (65,000,000). Sixty Million (60,000,000) shares shall be Common Stock, par value $0.0001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.0001 per share.

             The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute was voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, Restoration Hardware, Inc. has caused this certificate
to be signed by Gary G. Friedman, its Chief Executive Officer, this [     ] day
of [               ], 2001.

                                          By:
                                            ------------------------------------
                                                      Gary G. Friedman
                                                  Chief Executive Officer

                           RESTORATION HARDWARE, INC.
                                      PROXY

                Special Meeting of Stockholders, October 10, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           RESTORATION HARDWARE, INC.

        The undersigned revokes all previous proxies, acknowledges receipt of the notice of the special meeting of stockholders to be held on October 10, 2001, the proxy statement and all other proxy materials and appoints Stephen J. Gordon and Gary G. Friedman, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock and Series A preferred stock (on an as converted to common stock basis) of Restoration Hardware which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the special meeting of the stockholders of the company to be held on October 10, 2001, at 1:00 p.m. (local time) at our principal executive offices located at 15 Koch Road, Suite J, Corte Madera, California 94925, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

        Our board of directors recommends a vote "FOR" each of the proposals. This proxy, when properly executed, will be voted as specified below. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW.

1. Amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 40,000,000 shares to 60,000,000 shares, so that the total authorized number of shares of our capital stock will be increased from 45,000,000 shares to 65,000,000 shares, of which 60,000,000 shares will be common stock, and 5,000,000 shares will be preferred stock:


         _____   FOR               _____   AGAINST            _____   ABSTAIN


2. Transact such other business as may properly come before the special meeting or any adjournment or postponement thereof:


         _____   FOR               _____   AGAINST            _____   ABSTAIN

                                    Signature

        Sign exactly as your name(s) appear on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


----------------------------                --------------------------------
Signature                                   Signature

----------------------------                --------------------------------
Title (if applicable)                       Title (if applicable)

----------------------------                --------------------------------
Print Name                                  Print Name

----------------------------                --------------------------------
Date                                        Date